                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 1997
                                                   --------------

                   Caterpillar Financial Services Corporation
              ------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

            Delaware                        0-13295             37-1105865
---------------------------------           -------             ----------
(State or other jurisdiction of        (Commission File       (IRS Employer
       incorporation)                      Number)          Identification No.)

3322 West End Avenue, Nashville, Tennessee                37203-0983
------------------------------------------                ----------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (615) 386-5800
                                                     --------------

                                 Inapplicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                   PAGE 1 OF 6 SEQUENTIALLY NUMBERED PAGES

           EXHIBIT INDEX IS LOCATED ON SEQUENTIALLY NUMBERED PAGE 4
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Item 5.   Other Events

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-22569, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.   Exhibits

8 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23.3 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CATERPILLAR FINANCIAL SERVICES
                              CORPORATION
                                         (Registrant)



Date:  March 14, 1997         By:     /s/ Paul J. Gaeto
                                   _____________________________
                                          Paul J. Gaeto
                                            Secretary

                                       3
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                                 EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                            Numbered
Number                         Description                           Page
---------  ----------------------------------------------------  ------------

8          Opinion of Orrick, Herrington & Sutcliffe LLP, as to        5
           certain tax matters.

23.3 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

                                       4